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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933



                              EVERGREEN SOLAR, INC.
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                (Name of Registrant as Specified in its Charter)



        DELAWARE                                            04-3242254
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(STATE OF INCORPORATION                                  (I.R.S. EMPLOYER
   OR ORGANIZATION)                                     IDENTIFICATION NO.)


                 259 CEDAR HILL STREET, MARLBORO, MA 01752-3004
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                    (Address of Principal Executive Offices)

                              ____________________


           EVERGREEN SOLAR, INC. 2000 STOCK OPTION AND INCENTIVE PLAN
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                            (Full Title of the Plan)

                              ____________________


                               MR. MARK A. FARBER
                              EVERGREEN SOLAR, INC.
                 259 CEDAR HILL STREET, MARLBORO, MA 01752-3004
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               (Name and Address of Agent for Service of Process)



                                 (508) 357-2221
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          (Telephone Number, including Area Code, of Agent for Service)

                              ____________________


                                    Copy to:

                             LAWRENCE A. GOLD, ESQ.
                         TESTA, HURWITZ & THIBEAULT, LLP
                                 125 HIGH STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 248-7000


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



                         CALCULATION OF REGISTRATION FEE


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Title of Securities     Amount   Proposed maximum Proposed maximum  Amount of
 to be registered        to be    offering price     aggregate     registration
                      registered   per share(1)    offering price      fee
--------------------- ---------- ---------------- ---------------- ------------
EVERGREEN SOLAR, INC.  6,000,000      $1.42          $8,520,000      $689.27
2000 STOCK OPTION AND
INCENTIVE PLAN

Common Stock (par
value $.01 per share)
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---------------
(1) The exercise price of options shall be determined at the time of grant. Accordingly, pursuant to Rule 457(h)(1), the price of $1.42 per share, which is the average of the high and low prices reported on the National Association of Securities Dealers Automated Quotation National Market System on June 4, 2003, is set forth solely for the purposes of calculating the filing fee.

         This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 333-53374) relating to Evergreen Solar, Inc.'s 2000 Stock Option and Incentive Plan is effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statement are hereby incorporated by reference.




ITEM 8.  EXHIBITS.
         ---------

Exhibit No.                       Description
-----------                       -----------

  4.1(1) Third Amended and Restated Certificate of Incorporation of the Registrant. (Exhibit 3.2)

  4.2(1)    Second Amended and Restated By-laws of the Registrant. (Exhibit 3.4)

  4.3 Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of the State of Delaware on May 15, 2003 (filed herewith)

  4.4 Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Registrant (filed herewith)

  4.5 Amended 2000 Stock Option and Incentive Plan currently in effect (filed herewith)

  5.1       Opinion of Testa, Hurwitz & Thibeault, LLP (filed herewith)

 23.1       Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1)

 23.2       Consent of PricewaterhouseCoopers LLP (filed herewith)

 24.1 Power of Attorney (included as part of the signature page of this Registration Statement)




(1) Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, as amended (file No. 333-43140). The number given in parenthesis indicates the corresponding exhibit number in such Form S-1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Marlboro, Commonwealth of Massachusetts, on this 9th day of June, 2003.




                                       EVERGREEN SOLAR, INC.

                                       By: /s/ Mark A. Farber
                                           --------------------------
                                           Mark A. Farber
                                           President and Chief Executive Officer

                        POWER OF ATTORNEY AND SIGNATURES

         The undersigned officers and directors of Evergreen Solar, Inc., hereby constitute and appoint Mark A. Farber and Richard G. Chleboski, and each of them singly, our true and lawful attorneys-in-fact, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Evergreen Solar, Inc., to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below:


      SIGNATURE                        TITLE(S)                         DATE
      ---------                        --------                         ----

/s/ Mark A. Farber             Chief Executive Officer,             June 9, 2003
------------------------       President and Director
Mark A. Farber                 (Principal Executive Officer)


/s/ Richard G. Chleboski       Chief Financial Officer,             June 9, 2003
------------------------       Treasurer, Secretary
Richard G. Chleboski           (Principal Financial Officer)


/s/ Robert W. Shaw, Jr.        Chairman of the Board                June 9, 2003
------------------------
Dr. Robert W. Shaw, Jr.


/s/ Luc Charron                Director                             June 9, 2003
------------------------
Luc Charron


/s/ Philip J. Deutch           Director                             June 9, 2003
------------------------
Philip J. Deutch


/s/ Charles J. McDermott       Director                             June 9, 2003
------------------------
Charles J. McDermott


/s/ Timothy Woodward           Director                             June 9, 2003
------------------------
Timothy Woodward

                                INDEX TO EXHIBITS




Exhibit No.                       Description
-----------                       -----------

  4.1(1) Third Amended and Restated Certificate of Incorporation of the Registrant. (Exhibit 3.2)

  4.2(1)    Second Amended and Restated By-laws of the Registrant. (Exhibit 3.4)

  4.3 Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of the Registrant filed with the Secretary of State of the State of Delaware on May 15, 2003 (filed herewith)

  4.4 Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Registrant (filed herewith)

  4.5 Amended 2000 Stock Option and Incentive Plan currently in effect (filed herewith)

  5.1       Opinion of Testa, Hurwitz & Thibeault, LLP (filed herewith)

 23.1       Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1)

 23.2       Consent of PricewaterhouseCoopers LLP (filed herewith)

 24.1 Power of Attorney (included as part of the signature page of this Registration Statement)




(1) Incorporated herein by reference to the exhibits to the Company's Registration Statement on Form S-1, as amended (file No. 333-43140). The number given in parenthesis indicates the corresponding exhibit number in such Form S-1.